UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2022

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	NASDAQ-CM

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 28, 2022, Peter Goldstein resigned from the Board of Directors (the “Board”) of Cosmos Holdings Inc. (the “Company”) and from the Board’s audit committee.  Mr. Goldstein’s resignation did not result from any disagreement with us concerning any matter relating to the Company’s operations, policies or practices.

On April 28, 2022, the Board appointed Dr. Anastasios Aslidis to the Board of Directors and as a member of the Board’s audit committee.

Dr. Anastasios Aslidis is currently, and has been since May 5, 2018, the Chief Financial Officer and Treasurer and a member of the Board of Directors of EuroDry (Nasdaq: EDRY). He is also member of the Board of Directors, Treasurer and Chief Financial Officer of Euroseas since September 2005. (Nasdaq: ESEA).  Prior to joining Euroseas, Dr. Aslidis was a partner at Marsoft Inc., an international consulting firm focusing on investment and risk management in the maritime industry. Dr. Aslidis has more than 30 years of experience in the maritime industry. He also served as consultant to the Boards of Directors of companies (public and private) advising on strategy development, asset selection and investment timing. Dr. Aslidis holds a Ph.D. in Ocean Systems Management (1989) from the Massachusetts Institute of Technology, M.S. in Operations Research (1987) and M.S. in Ocean Systems Management (1984) also from the Massachusetts Institute of Technology, and a Diploma in Naval Architecture and Marine Engineering from the National Technical University of Athens (1983).

There are no arrangements or understandings between Dr. Aslidis and any other person pursuant to which he was selected as a director. There is no existing relationship between Dr. Aslidis on one hand, and the Company, or any of its subsidiaries on the other that would require disclosure pursuant to Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: April 28, 2022	By:	/s/ Grigorios Siokas
Grigorios Siokas
Chief Executive Officer

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